UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2024

NeuBase Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address Not Applicable[1]	Address Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(412) 763-3350
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None[2]

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 NeuBase Therapeutics, Inc. (the “Company”) terminated its lease agreement for its headquarters. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808.

2 On May 16, 2024, The Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25 with the Securities and Exchange Commission (“SEC”) to delist the shares of common stock, $0.0001 par value per share, of the Company, as a result of the events disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2024.

Item 1.01. Entry Into a Material Definitive Agreement.

On May 29, 2024, NeuBase Therapeutics, Inc. (the “Company”) entered into a Subscription and Investment Representation Agreement (the “Subscription Agreement”) with a single accredited investor (the “Subscriber”), pursuant to which the Company agreed to issue and sell one share of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), to the Subscriber for $1.00 in cash. The sale was completed and settled on May 29, 2024. The Subscription Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties.

Additional information regarding the rights, preferences, privileges and restrictions applicable to the Series A Preferred Stock is set forth under Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based upon the representations of the Subscriber in the Subscription Agreement, the offering and sale of the Series A Preferred Stock was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On May 28, 2024, the Board of Directors of the Company (the “Board”) approved an amendment of the Company’s Amended and Restated Bylaws (as amended from time to time, the “Bylaws”), effective as of May 28, 2024, to (i) provide, among other procedures, that any meeting of the Company’s stockholders, whether annual or special, may be adjourned from time to time either by the chairperson of the meeting or by the vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and (ii) change the quorum for the transaction of business at stockholder meetings to one-third of the voting power of the outstanding shares of stock entitled to vote at the meeting; provided, however, that where a separate vote by a class or classes or series of capital stock is required by statute or by the Company’s Amended and Restated Certificate of Incorporation, as amended, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote shall constitute a quorum entitled to take action with respect to the vote on such matter. The changes to the adjournment procedures and quorum requirement for stockholder meetings were made to tie the adjournment and quorum procedures to the voting power of the Company’s capital stock instead of the number of shares outstanding or present at a meeting of stockholders, as applicable.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Amendment to Amended and Restated Bylaws of the Company, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Certificate of Designation for Series A Preferred Stock

On May 29, 2024, the Company filed a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware designating, effective as of the time of filing, the rights, preferences, privileges and restrictions of one share of Series A Preferred Stock. The Certificate of Designation provides that each share of the Series A Preferred Stock will have a number of votes equal to the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), outstanding on the record date for determining stockholders entitled to vote at any meeting of the stockholders of the Company (“Dissolution Meeting”) at which the liquidation and dissolution of the Company is submitted to a vote (such number of votes, the “Votes”), and will vote together with the outstanding shares of Common Stock as a single class with respect to (i) any proposal to approve the liquidation and dissolution of the Company and any related plan of liquidation and dissolution (“Dissolution Proposal”), (ii) any proposal to adjourn any meeting of stockholders called for the purpose of voting on a Dissolution Proposal, or (iii) any other matter the Board determines (in its sole discretion) is related to a Dissolution Proposal. The holder of the Series A Preferred Stock shall cast all Votes for any such proposal if the number of shares of Common Stock present, in person or by proxy, at such Dissolution Meeting, that voted “for” such proposal is greater than the aggregate number of shares of Common Stock present, in person or by proxy, at such Dissolution Meeting, that voted “against” or “abstain” on such proposal. The Series A Preferred Stock otherwise has no voting rights except as otherwise required by the General Corporation Law of the State of Delaware.

The Series A Preferred Stock is not convertible into shares of Common Stock or any other class or series of stock of the Company. In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, in priority to any distributions to the holders of Common Stock, out of the assets, whether capital or surplus, of the Company an amount equal to $0.01 in the aggregate. The holder of the Series A Preferred Stock will not be entitled to receive dividends of any kind with respect to the share of Series A Preferred Stock.

Unless prohibited by Delaware law by virtue of a lack of sufficient surplus, legally available funds or otherwise and subject to the fiduciary duties of the Board, the outstanding share of Series A Preferred Stock will be automatically redeemed following a Dissolution Meeting for the aggregate amount of $0.01 in cash.

The foregoing summary of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

Rescheduled Special Meeting to Approve Dissolution Proposal

On May 31, 2024, the Company announced that it has rescheduled its special meeting of stockholders of the Company to, among other things, consider and vote on the Dissolution Proposal (the “Special Meeting”).

The Company will now hold the Special Meeting on June 26, 2024. The Company has declared a new record date of the close of business on May 31, 2024 (the “Record Date”) for the Special Meeting. Only stockholders of record holding shares of Common Stock or Series A Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The Company will mail a notice of meeting, original proxy statement and proxy statement supplement to stockholders of record and stockholders who hold shares in street name through a bank, broker or other institution, in each case as of the Record Date.

Forward-Looking Statements

Except for the factual statements made herein, information contained in this Current Report on Form 8-K consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as words such as “believes,” “intends,” “expects,” “plans” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will receive sufficient votes to approve the Dissolution Proposal. Reference is also made to other factors detailed from time to time in the Company’s periodic reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this Current Report on Form 8-K, unless required by law.

Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on April 9, 2024 and in connection with the rescheduled meeting the Company will file with the SEC a supplement to the definitive proxy statement, which will be mailed to the Company’s stockholders as of the Record Date for the Special Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, once available, at the SEC website at http://www.sec.gov or by directing a request the Secretary of NeuBase Therapeutics, Inc., c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. Stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in its Annual Report on Form 10-K for the fiscal year ended September 30, 2022, which was filed with the SEC on December 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to stockholders in connection with the Special Meeting and other matters to be voted at the Special Meeting are set forth in the definitive proxy statement for the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment to Amended and Restated Bylaws of NeuBase Therapeutics, Inc.
3.2	Certificate of Designation of Series A Preferred Stock of NeuBase Therapeutics, Inc.
10.1	Form of Subscription and Investment Representation Agreement, dated May 29, 2024.
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: May 31, 2024	By:	/s/ Todd P. Branning
Todd P. Branning
Interim Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)